                                                                   Exhibit 10.21



                                EXECUTION COPY



            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX



                     ELEVENTH SUPPLEMENTAL LEASE AGREEMENT

                                by and between

                    MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                      and

                          FEDERAL EXPRESS CORPORATION

                           Dated as of July 1, 1994



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.



            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                               TABLE OF CONTENTS


SECTION                                                            PAGE
- -------                                                            ----

  1              Definitions......................................  6

  2              Granting Leasehold...............................  6

  3              Term; Delivery and Acceptance of
                  Possession......................................  10

  4              Rental...........................................  10

  5              Lease Agreement Still in Effect;
                  Provisions Thereof Applicable
                  to this Eleventh Supplemental
                  Lease Agreement.................................  11

  6              Descriptive Headings.............................  11

  7              Effectiveness of this Eleventh Supple-
                  mental Lease Agreement..........................  11

  8              Execution of Counterparts........................  11

                 Notary...........................................  13

                 Leased Parcel Summary............................  14

                 Rental Summary...................................  16


                     ELEVENTH SUPPLEMENTAL LEASE AGREEMENT
                     -------------------------------------

    THIS ELEVENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the first day of July 1, 1994, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee,

W I T N E S S E T H:
    WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979;

    WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

    WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on December 9, 1982, entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of Buildings and Leased Equipment in the 1981 Federal Express Project; and

    WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 4, 1988, entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on July 12, 1989, entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on October 1, 1991, entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, the said Consolidated and Restated Lease Agreement dated as of October 3, 1979, together with the First through the Tenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement" and

    WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Eleventh Supplemental Lease Agreement;

    NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

    SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Eleventh Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Eleventh Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

    SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the Land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Eleventh Supplemental Lease Agreement, the additional land designated as new Parcels 27 West A, 27 West B and Southwest Ramp which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

     DESCRIPTION OF PART OF THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY PROPERTY IN MEMPHIS, TENNESSEE: (SOUTHWEST RAMP)

     Beginning at a point being located north 55 degrees 28 minutes 13 seconds west, 640.42 feet from airport control point #23, said point being 132 feet east of new taxiway 'S' and 132 feet north of new taxiway 'V' as measured at right angles thereto; thence north 13 degrees 58 minutes 49 seconds west with a line that is 132 feet east of and parallel to the centerline of new taxiway 'S' 122.39 feet to a point; thence north 01 degrees 56 minutes 55 seconds east with a line that is 132 feet east of and parallel to the centerline of taxiway 'S', 196.87 feet to a point, said point being 132 feet north of old taxiway 'V' as measured at right angles thereto; thence south 60 degrees 43 minutes 53 seconds east with a line that is 132 feet north of and parallel to the old centerline of taxiway 'V', 612.85 feet to a point of curve; thence southeastwardly on a curve to the left having a radius of 580.50 feet, delta angle of 24 degrees 57 minutes 59 seconds, chord distance of 250.95 feet, chord bearing of south 73 degrees 12 minutes 53 seconds east and with a line that is 132 feet north of and parallel to the centerline of old taxiway 'V' a curve distance of 252.95 feet to a point, said point being 132 feet north of new taxiway 'V' as measured at right angles thereto; thence north 85 degrees 41 minutes 52 seconds west with a line that is 132 feet north of and parallel to the centerline of new taxiway 'V', 754.12 feet to the point of beginning and containing 2.350 acres of land.

                                  DESCRIPTION

                               PARCEL 27 WEST-A

     Being part of the west part of Parcel 27 of the Memphis-Shelby County Airport (M.S.C.A.A.) property located south of the Tennessee Air National Guard (T.A.N.G.) parcel, situated in Memphis, Shelby County, Tennessee, and to be known for the purposes of this description as Parcel 27 West-A of said M.S.C.A.A. property and more particularly described as follows:

     Commencing at an iron pin in the west line of Tchulahoma Road (106 foot R.O.W.) at the intersection of said west line with the eastwardly projection of the centerline of Runway 27; thence run north 88 degrees 01'00" west along said projection and centerline 7393.18 feet to a point; thence run north 01 degrees 59' 00" east and perpendicular to said centerline 929.07 feet to a point 134.00 feet of the centerline of Runway Sierra being the true point of beginning; thence north 00 degrees 18' 37" west and parallel to the said centerline of Runway Sierra 1415.51 feet to a point; thence south 87 degrees 55' 51" east a distance of 132.57 feet to a point; thence south 00 degrees 17' 40" east a distance of 1257.40 feet to a point; thence south 40 degrees 34' 21" west a distance of 201.84 feet to the point of beginning containing 176,777 square feet or 4.058 acres more or less.

                                  DESCRIPTION

                               PARCEL 27 WEST-B

     Being part of the west part of Parcel 27 of the Memphis-Shelby County Airport Authority (M.S.C.A.A.) property located south of the Tennessee Air National Guard (T.A.N.G.) Parcel, situated in Memphis, Shelby County, Tennessee, and to be known for the purposes of this description as Parcel 27 West-B of said M.S.C.A.A. property and more particularly described as follows:

     Commencing at an iron pin in the west line of Tchulahoma Road (106 foot R.O.W.) at the intersection of said west line with the eastwardly projection of the centerline of Runway 27; thence run north 88 degrees 01'00" west along said projection and centerline 7388.77 feet to a point; thence run north 01 degrees 59' 00" east and perpendicular to said centerline 819.15 feet to the true point of beginning and lying on the southward projection of the west line of Parcel 27 West-A of said M.S.C.A.A. property; thence north 00 degrees 18' 37" west along said southward projection 110.00 feet to the southwest corner of said Parcel 27 West-A; thence north 40 degrees 34' 21" east along the southerly line of said parcel 201.84 feet to the southeast corner of said parcel; thence north 00 degrees 17' 40" west along the east line of said parcel 1257.40 feet to the south line of the above said T.A.N.G. parcel; thence south 87 degrees 55' 51" east along said south line 151.90 feet to the northwest corner of the east part of Parcel 27; thence south 00 degrees 23' 07" east along the west line of said east part of Parcel 27 and along the west line of said east part of Parcel 27 and along the west line of part 5-B Parcel 9 (M.S.C.A.A. Property) a distance of 1279.32 feet to a point; thence south 26 degrees 24' 30" west a distance of 339.19 feet; thence north 63 degrees 06' 03" west a distance of 150.00 feet to the point of beginning containing 248,533 square feet or 5.706 acres more or less.

     SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Eleventh Supplemental Lease Agreement shall commence on 12:01 A.M. on January 1, 1993, for the parcels described as 27 West A and 27 West B, it shall commence for the parcel described as Southwest Ramp on December 1, 1993 and each of the aforemention parcels shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the Land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

     SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplement lease agreements), during the term of this Eleventh Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $4,291.77 in equal installments beginning July 1, 1994, a total rental payment of $51,501.18 per year, which the parties hereto agree is based upon an aggregate of 527,676 square feet of area at an annual rental rate of ($0.0976) per square foot. Tenant also agrees to pay a one-time rental fee of $68,093.48 which is rental payment for the time period tenant used the 527,676 area before the July 1, 1994, starting date which is more specifically described in Section 3.

     SECTION 5. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Eleventh Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

     SECTION 6. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Eleventh Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Eleventh Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Eleventh Supplemental Lease Agreement.

     SECTION 7. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Eleventh Supplemental Lease Agreement shall become effective at 12:01 a.m. on July 1, 1994.

     SECTION 8.  EXECUTION OF COUNTERPARTS.   This Eleventh Supplemental Lease
Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 9. SUMMARIES. For the convenience of both parties a leased parcel summary and a rental summary are attached to this lease agreement.

     IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Eleventh Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and date first above written.

                             MEMPHIS-SHELBY COUNTY AIRPORT
                             AUTHORITY



                              /s/ J. MCMICHAEL
                              ----------------------------
                              Executive Vice President
WITNESS:



/s/ RICK
- -----------------------



APPROVED AS TO FORM AND LEGALITY:



/s/ R. GRATTAN BROWN, JR
- --------------------------
Airport Authority Attorney


                             FEDERAL EXPRESS CORPORATION



                             By  /s/ GILBERT MOOK
                                 -------------------------
                             Title  Vice President
                                    ----------------------
WITNESS:
                                     APPROVED
                                 AS TO LEGAL FORM
By  /s/ ANN HOFF               /s/  SWM 10/21/94
    -----------------------    --------------------
Title Project Coord.
      ---------------------

STATE OF TENNESSEE  )

COUNTY OF SHELBY    )

     On this 11th day of November, 1994 before me appeared Jerry L. McMichael, to me personally know, being by me duly sworn (or affirmed) did say that he is the Executive Vice President of Memphis-Shelby County Airport Authority, and that the seal affixed to the foregoing instrument is the corporate seal of said Authority, and that said instrument was signed and sealed in behalf of said Authority, by authority of its Board of commissioners and said Jerry L. McMichael acknowledged said instrument to be the free act and deed of such Authority.

MY COMMISSION EXPIRES

Sept. 17, 1997                          /s/ CAROL D. WOLFE
- --------------------------------        -------------------------------
                                            Notary Public

(seal)


STATE OF TENNESSEE  )

COUNTY OF SHELBY    )


     On this 25th day of October, 1994, before me appeared Gilbert D. Mook, to me personally known, who, being by me duly sworn (or affirmed) did say that he is a Vice President of Federal Express Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Commissioners and said Gilbert D. Mook acknowledged said instrument to be the free act and deed of such corporation.

MY COMMISSION EXPIRES

Sept. 1, 1995                           /s/ SANDRA Y.  SWELL
- --------------------------------        -------------------------------
                                            Notary Public

(seal)

                    FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                         EFFECTIVE
LEASE            ACRES          SQUARE FEET    AGREEMENT       DATE
- -----            -----          -----------    ---------       ---------

                                 BASE-LEASE
                                 ----------


Revised  9       128.469                          Consolidated &   08/01/79
                                                   Restated

10                 1.612             70,200       Consolidated &   08/01/79
                                                    Restated

11                 1.044             45,359       Consolidated &   08/01/79
                                                    Restated

                              PREVIOUS SUPPLEMENTS
                              --------------------

12                 2.707             117,915        First            04/01/81
                                                  Supplemental
13                 6.860             298,830        Second           01/01/82
                                                  Supplemental
14                14.586             635,377        Fourth           07/01/83
                                                  Supplemental
15                12.689             552,723        Fourth           07/01/83
                                                  Supplemental
Rev 16            18.281 (19.685)    796,312        Fifth            02/01/84
                                                  Supplemental
Rev 17           119.616 (124.992) 5,210,477        Sixth            04/01/84
                                                  Supplemental
18                 2.717             118,353        Sixth            04/01/84
                                                  Supplemental
19                41.606           1,812,352        Seventh          06/01/84
                                                  Supplemental
25                 0.435              18,933        Eighth           07/01/88
                                                  Supplemental
20                11.275             491,127        Ninth            06/01/89
                                                  Supplemental
27                11.192             487,512        Tenth            10/01/91
                                                  Supplemental
32 (removed)      22.972           1,000,681        Twelfth          07/01/93
                                                  Supplemental

                                THIS SUPPLEMENT
                                ---------------

27 A          4.058     176,777     Eleventh         07/01/94
   (West)                           Supplemental
27 B          5.706     248,533     Eleventh         07/01/94
   (West)                           Supplemental
Southwest
Ramp          2.350     102,366     Eleventh         07/01/94
                                    Supplemental


                                    OPTIONS
                                    -------

21           19.134     833,476     Option, Expires 5/31/94
22            6.521     284,068     Option, Expires 5/31/94


                                  ASSIGNMENTS
                                  -----------

23            5.923     258,008     Graber Assignment,
                                    Expires 12/31/00
                                    Invoice FEC
                                    Next Increase 12/31/90

24            9.964     434,030     Southwide Assignment
                                    Expires 5/14/13
                                    Invoice FEC
                                    Next Increase 5/15/93

26            9.532     415,213     BICO Assignment,
                                    Expires 7/31/20,21
                                    Invoice FEC
                                    Next Increase 8/01/96

28           10.68      465,221     Equitable Life
                                      Assignment
                                    Expires 5/14/2013
                                    Invoice FEC
                                    Next Increase 5/15/93

                            RENTAL - FEDERAL EXPRESS

                             Effective July 1, 1994

                                     Annual
Category               Number of    Rent Rate      Annual
of Space              Square Feet  Per Sq. Ft.     Rental
- --------              -----------  -----------  ------------

Bldg. T-376                 1,240        1.221      1,514.04
Unimproved Ground       4,494,042         .098    440,416.11
Improved Apron          2,395,802         .122    292,287.84
Hangar Proper             108,139         .903     97,649.52
Hangar Office              42,000        1.465     61,530.00
International Park      8,721,224         .171  1,491,329.30
                       ----------        -----  ------------
                       16,763,128        .1422  2,384,726.81

                               BREAKDOWN OF SPACE
                               ------------------

                                         Sq. Ft.       Sq. Ft.
                                         -------       -------

Bldg. T-376          Parcel 4            1,240          -----
- -----------
                                                        1,240

Unimproved Ground    Parcel 1          130,900
- -----------------
                     Parcel 2           50,000
                     Parcel 3          192,400
                     Parcel 4           32,540
                     Parcel 6           89,700
                     Parcel 9        1,167,337
                     Parcel 19       1,812,362
                     Parcel 20         491,127
                     Parcel 27A        176,777
                     Parcel 27B        248,533
                     Southwest Ramp    102,366
                                     ---------
                                                    4,494,042

Improved Apron       Parcel 1          850,250
- --------------
                     Parcel 2          226,900
                     Parcel 7          577,540
                     Parcel 9          253,600
                     Parcel 27         487,512
                                     ---------
                                                    2,395,802


Hangar Proper         Parcel 1      66,504
- -------------
                      Parcel 2      41,635
                                    ------
                                                 108,139

Hangar Office         Parcel 1      33,600
- --------------------
                      Parcel 2       8,400        42,000
                                    ------

                                    Sq. Ft.       Sq. Ft.
                                    -------       -------


International Park    Parcel 5      24,000
- --------------------
                      Parcel 8     247,254
                      Parcel 9   1,586,172
                      Parcel 10     70,200
                      Parcel 11     45,359
                      Parcel 12    117,915
                      Parcel 13    298,830
                      Parcel 14    556,334
                      Parcel 15    552,723
                      Parcel 16    796,312
                      Parcel 17  4,288,839
                      Parcel 18    118,353
                      Parcel 25     18,933
                                 ---------
                                               8,721,224
                                              ----------

                                     Total    15,762,447


34636